Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 8

TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 8 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of November 18, 2016, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Corp. (“Alpine Corp.”), as assignor Conduit Purchaser, Alpine Securitization Ltd. (“Alpine Ltd.”), as assignee Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life, NYLIAC, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S

A.    The parties hereto (other than Alpine Ltd.) are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015, Amendment No. 6 to Note Purchase Agreement dated as of February 24, 2016 and Amendment No. 7 to Note Purchase Agreement dated as of May 27, 2016, the “Agreement”).

B.    Alpine Corp. desires to assign all of its rights and obligations under the Agreement to Alpine Ltd. and Alpine Ltd. desires to assume all of Alpine Corp.’s rights and obligations and become a party to the Agreement.

C.    Pursuant to Section 11.01 of the Agreement, the parties to the Agreement desire to extend the Scheduled Purchase Expiration Date and to further amend the Agreement as set forth in this Amendment.

D.    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Assignment by Alpine Corp. to Alpine Ltd.

a.	Assignment and Assumption. Pursuant to Section 11.04 of the Agreement, Alpine Corp. hereby assigns all of its rights and obligations under the Agreement to Alpine Ltd., effective as of the date hereof, and Alpine Ltd. hereby assumes all of the rights and obligations of Alpine Corp. under the Agreement, effective as of the date hereof.

b.	Joinder. Effective as of the date hereof, Alpine Ltd. is hereby made, and hereby becomes a party to the Agreement as a Conduit Purchaser. Alpine Ltd. shall deliver to the Seller an Investment Letter substantially in the form attached as Exhibit B to the Agreement on the date hereof.

c.	Consent. The Seller hereby consents to the assignment and assumption set forth in Section 1(a) above.

2.	Amendments to Agreement.

a.	All references to the terms “Alpine Securitization Corp.” or “Alpine” in, or by reference to, the Agreement shall be deemed to be references to Alpine Securitization Ltd.

b.	The definition of “Alpine Liquidity Asset Purchase Agreement” in Section 1.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Alpine Liquidity Asset Purchase Agreement” means the liquidity asset purchase agreement and any confirmations related thereto, among Alpine, CS NYB, and any other purchasers signatory thereto, as supplemented by a supplement, dated as of November 18, 2016, related to the Series 2012-VFN Notes, and as the same may be amended, restated, further supplemented or otherwise modified from time to time.

c.	The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “May 27, 2017” set forth therein with the date “November 18, 2017”.

d.	Section 2.03(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

The purchase price of each Incremental Funding shall be equal to 100% of the allocation of the related Incremental Funded Amount, and shall be paid not later than 1:00 p.m. New York City time on the Incremental Funding Date by wire transfer of immediately available funds to the following account: Bank Name: Citibank, N.A.; ABA #: 021-000-089; Account #: 3617-2242; FFC Account Name: NAVMOT II Excess Funding Account; FFC Account #: 110663.

2

e.	Alpine Corp.’s address for communications and notices under the Agreement set forth on Schedule I to the Agreement is hereby replaced in its entirety with the following address for Alpine Ltd.:

Alpine Securitization Ltd.
c/o Credit Suisse AG, New York Branch
11 Madison Avenue
New York, New York 10010
Attention: Ken Aiani
Tel: (212) 325-0432
Fax: (212) 326-4430
E-mail: kenneth.aiani@credit-suisse.com
E-mail: list.afconduitreports@credit-suisse.com
E-mail: list.afconduitteam@credit-suisse.com
E-Mail: ABCP.Monitoring@credit-suisse.com

3.	Reduction in Maximum Funded Amount.

a.	Upon the effectiveness of this Amendment, the Maximum Funded Amount shall be reduced to $450,000,000.

b.	In connection with such reduction, the parties hereby consent to (1) the non-ratable reduction in the Commitment of the Committed Purchaser in the Bank of America Purchaser Group to $200,000,000 and (2) the non-ratable reduction in the Commitment of the Committed Purchaser in the CS Purchaser Group to $125,000,000.

c.	The parties agree to waive the requirement in Section 2.05(a) of written notice at lease five Business Days before such reduction is to take place.

4.	Incremental Funding by the NY Life Purchaser Group and the NYLIAC Purchaser Group.

a.	Incremental Funding. In connection with the reduction in the Maximum Funded Amount and the non-ratable reduction in the Commitments of the Committed Purchasers in the Bank of America Purchaser Group and the CS Purchaser Group contemplated by Section 3 above, the Servicer hereby requests that (i) the NY Life Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $944,444 and (ii) the NYLIAC Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $1,416,667. Such Incremental Funding shall be funded solely by the NY Life Purchaser Group and the NYLIAC Purchaser Group on the date hereof in accordance with the terms of the Agreement and upon satisfaction of all conditions precedent thereto specified in Section 2.03(b) of the Agreement (except that the parties agree to waive the requirement in Section 2.03(b)(vii)).

3

b.	Use of Proceeds of Incremental Funding.

i.	Notwithstanding Section 3.04(b) of the Indenture Supplement, on the date hereof the Transferor shall use the proceeds of such Incremental Funding to reduce (i) the portion of the Funded Amount held by the Bank of America Purchaser Group by $472,222 and (ii) the portion of the Funded Amount held by the CS Purchaser Group by $1,888,889 in order to cause the Funded Amount to be allocated among the Purchaser Groups pro rata in accordance with their respective Commitments after giving effect to the reduction in the Maximum Funded Amount and the non-ratable reduction in the Commitments of the Committed Purchasers in the Bank of America Purchaser Group and the CS Purchaser Group contemplated by Section 3 above.

ii.	If the Transferor fails to use the proceeds of such Incremental Funding in accordance with Section 4(b)(i) above, an Early Redemption Event shall be deemed to have occurred and, thereafter, any principal payment due to the Noteholders shall be applied (1) first, pro rata, in repayment of the Incremental Funded Amounts funded by the NY Life Purchaser Group and the NYLIAC Purchaser Group under Section 4(a) above and (2) thereafter, in accordance with the Transaction Documents.

c.	Consents. The parties hereto hereby consent to (i) the non-ratable Incremental Funding to be funded by the NY Life Purchaser Group and the NYLIAC Purchaser Group as set forth in Section 4(a) above and (ii) the non-ratable reduction in the portion of the Funded Amount held by the Bank of America Purchaser Group and the CS Purchaser Group as set forth in Section 4(b) above.

5.    Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

6.    Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

7.    Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt by each Bank of America, NY Life, NYLIAC and CS CIB of the applicable amendment fee pursuant to and in accordance with the Fee Letter, dated as of the date hereof and (iii) receipt by each of Bank of America and CS CIB of the applicable amount set forth in Section 4(b) above.

4

8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

5

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,

as the Seller

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

[signatures continue on the following page]

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

[signatures continue on the following page]

NEW YORK LIFE INSURANCE COMPANY, as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY, as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

[signatures continue on the following page]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Managing Agent for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Committed Purchaser for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

[signatures continue on the following page]

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the CS Purchaser Group		CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Committed Purchaser for the CS Purchaser Group

By:	/s/ Chris Fera	By:	/s/ Chris Fera
	Name: Chris Fera Title: Vice President		Name: Chris Fera Title: Authorized Signatory

By:	/s/ Patrick J. Hart	By:	/s/ Patrick J. Hart
	Name: Patrick J. Hart Title: Vice President		Name: Patrick J. Hart Title: Authorized Signatory

ALPINE SECURITIZATION CORP., as assignor Conduit Purchaser for the CS Purchaser Group		ALPINE SECURITIZATION LTD., as assignee Conduit Purchaser for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch, as its administrative agent	By:	Credit Suisse AG, New York Branch, as its administrative agent

By:	/s/ Chris Fera	By:	/s/ Chris Fera
	Name: Chris Fera Title: Vice President		Name: Chris Fera Title: Vice President

By:	/s/ Patrick J. Hart	By:	/s/ Patrick J. Hart
	Name: Patrick J. Hart Title: Vice President		Name: Patrick J. Hart Title: Vice President